EXHIBIT 99.1

VOTING AGREEMENT
This VOTING AGREEMENT, dated as of November 29, 2018 (this “Agreement”), is entered into by and between Luby’s, Inc., a corporation existing under the laws of Delaware (the “Company”), and the undersigned stockholder (the “Stockholder”).
WITNESSETH:
WHEREAS, the Stockholder is the beneficial owner of the amount of (a) shares of common stock of the Company, par value thirty-two cents ($0.32) per share (the “Common Stock”), (b) other securities of the Company entitled to vote in the election of directors of the Company, and (c) any other securities that may be convertible into, or exercisable or exchangeable for, Common Stock or other securities of the Company to the extent set forth opposite the Stockholder’s name on Schedule A.
NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.	Voting of Subject Shares.

Section 1.1    Voting Agreement.

(a)At the Company’s 2019 annual meeting of stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders of the Company that may be called in lieu thereof, the “2019 Annual Meeting”), the Stockholder shall Vote or cause to be Voted all of the securities of the Company which the Stockholder beneficially owns as of the date hereof and shall be entitled to vote or cause to be voted as of the record date for such 2019 Annual Meeting (the “Subject Shares”) in accordance with the recommendation of the board of directors of the Company (the “Board”) with respect to any proposal that may be the subject of stockholder action at the 2019 Annual Meeting, including any proposal or proposals for election to the Board.

(b)For purposes of this Agreement, “Voting” shall mean voting in person or by proxy in favor of or against any action, or otherwise consenting or withholding consent in respect of any action or in favor of or against any action in accordance with such procedures relating thereto, including for purposes of determining that a quorum is present.

Section 1.2    Grant of Irrevocable Proxy; Appointment of Proxy.

(a)    FROM AND AFTER THE DATE HEREOF UNTIL THE EXPIRATION DATE, THE STOCKHOLDER, ON BEHALF OF ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY GRANTS TO, AND APPOINTS, THE COMPANY AND ANY DESIGNEE THEREOF AS THE STOCKHOLDER AND ITS AFFILIATES’ PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION), FOR AND IN THE NAME, PLACE AND STEAD OF SUCH PARTY AND ITS AFFILIATES, TO VOTE OR CAUSE TO BE VOTED (INCLUDING BY PROXY OR WRITTEN CONSENT, IF APPLICABLE) ITS AND ITS AFFILIATES’ SUBJECT SHARES IN ACCORDANCE WITH THIS AGREEMENT.

(b)    The Stockholder hereby represents that any proxies heretofore given in respect of securities of the Company which the Stockholder beneficially owns, if any, are revocable, and hereby revokes such proxies.

(c)The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given to secure the performance of the duties of the Stockholder and its affiliates under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy set forth in this Section 1.2 is coupled with an interest and, except upon the occurrence of the Expiration Date, is intended to be irrevocable.

2.Termination. This Agreement shall terminate upon and shall have no further force or effect upon the conclusion of the 2019 Annual Meeting (the “Expiration Date”); provided, that any termination shall not relieve any party from liability for breach of this Agreement prior to such termination.

3.Governing Law. All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.
Luby’s, Inc.
By:    ________________________
Name:    Christopher J. Pappas
Title:    President and CEO

STOCKHOLDER:

By:    ________________________
Name:

Schedule A

Name and Address of Stockholder	Number of Outstanding Shares of Common Stock Owned of Record	Number of Shares Under Options for Common Stock that are Exercisable within 60 days	Other Shares Beneficially Owned
[Stockholder] [Address]	[•]	[•]	[•]